EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Global Resource Corporation (the "Company") hereby certifies to my knowledge that the Company's annual report on Form 10-KSB for the year ended March 31, 2006 (the "Report"), as filed with the Securities and Exchange Commission the on date hereof, fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be part of the Report or "filed" for any purpose whatsoever.


Date: July 24, 2006                        Name: /s/ Mary K. Radomsky
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                                                 Mary K. Radomsky
                                                 Title: Chief Financial Officer